UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 3, 2009

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21255 Califa Street, Woodland Hills, CA		91367-5021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (818) 713-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following disclosure is made pursuant to Item 5.02(e) regarding officer compensation arrangements:

On June 3, 2009, Zenith National Insurance Corp. (the “Registrant”) entered into amended and restated employment agreements (the “Agreements”) with the following Executive Officers of the Registrant:  Jack D. Miller, Michael E. Jansen, Robert E. Meyer, Davidson M. Pattiz and Kari L. Van Gundy.

The Agreements extend the term of employment for each of Messrs. Miller, Jansen, Meyer and Pattiz and Ms. Van Gundy to December 31, 2012 from October 31, 2009 and are identical except for their duties with the Registrant and its wholly-owned subsidiary, Zenith Insurance Company (“Zenith Insurance”) and the amounts of their Base Compensation.  The duties and the amounts of Base Compensation (which are subject to such future increases as may be granted by the Compensation Committee, which may also award discretionary bonuses and bonuses under the Registrant’s Executive Officer Bonus Plan) are:

Jack D. Miller Executive Vice President of Registrant and President of Zenith Insurance	$700,400

Michael E. Jansen Executive Vice President and General Counsel of Registrant and Zenith Insurance	$500,000

Robert E. Meyer Senior Vice President of Registrant and Executive Vice President and Chief Actuary of Zenith Insurance	$497,750

Davidson M. Pattiz Executive Vice President of Registrant and Executive Vice President, Claims Operations of Zenith Insurance	$500,000

Kari L. Van Gundy Executive Vice President, Chief Financial Officer and Treasurer of Registrant and Zenith Insurance	$450,000

These Base Compensation amounts are unchanged from previous amounts, except for Ms. Van Gundy’s, which increased $50,000, as well as being scheduled to increase another $50,000 up to $500,000 on June 1, 2010.

The Agreements contain similar terms and provisions as the prior employment agreements, except that Messrs. Miller, Jansen, Meyer and Pattiz and Ms. Van Gundy no longer have the right to terminate employment upon a change in control for any reason and receive severance payments, and they (or their estates) will only have the right to receive lump-sum severance payments upon termination of employment in the following instances:

Death	One year’s compensation and one year’s bonus
Disability	One year’s compensation (less disability payments) and one year’s bonus
Without cause	Two years’ compensation and two years’ bonus
Good Reason	Two years’ compensation and two years’ bonus

Under the Agreements, in such instances the Registrant will also provide Messrs. Miller, Jansen, Meyer and Pattiz and Ms. Van Gundy and/or their families with insurance benefits for two years after termination, and the new Agreements clarify eligibility to receive pro-rata portions of annual bonuses in the year of termination (or the prior year’s bonus) in certain instances depending on the date within the year of termination.  The Agreements continue to contain provisions relating to non-competition and the execution of releases by the Executive Officers in order to receive severance payments and benefits upon termination.

Copies of the Agreements are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed as part of this current report:

Number	Exhibit
10.1	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Jack D. Miller

10.2	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Michael E. Jansen

10.3	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Robert E. Meyer

10.4	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Davidson M. Pattiz

10.5	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Kari L. Van Gundy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated:	June 5, 2009	By:	/s/ Michael E. Jansen
			Name:	Michael E. Jansen
			Title:	Executive Vice President and General Counsel

Index to Exhibits

Number	Exhibit
10.1	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Jack D. Miller

10.2	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Michael E. Jansen

10.3	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Robert E. Meyer

10.4	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Davidson M. Pattiz

10.5	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Kari L. Van Gundy